EXHIBIT 99.4

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (this "Agreement") dated as of March 14, 2008, by and between Edgeline Holdings, Inc. (the "Purchaser"), J. Leonard Ivins (the “Seller”) and Intertech Bio Corporation (the “Company”).

RECITALS

WHEREAS, Seller is the owner of 25,000 shares of the Company’s issued and outstanding shares of common stock (the "Company Stock"); and

WHEREAS, Seller desire to sell, and Purchaser desires to purchase, the Company Stock on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the sufficiency of which is hereby acknowledged, it is hereby agreed among the parties hereto as follows:

ARTICLE I
SALE OF STOCK

Section 1.1 Sale of Stock. Subject to the terms and conditions herein stated, Seller agrees to sell, assign, transfer and deliver to Purchaser, and Purchaser agrees to purchase from Seller, the Company Stock (the “Sale”). The certificate representing the Company Stock shall be duly endorsed in blank, or accompanied by stock powers duly executed in blank, by Seller.

Section 1.2 Consideration.  As consideration for receiving the Company Stock, Purchaser shall issue to Seller an aggregate of 1,600,000 shares of Edgeline’s common stock (“Edgeline Shares”).

Section 1.3 Closing Date. The closing of the Sale shall take place on the date hereof (the "Closing Date").

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLER & COMPANY

The Company and the Seller, jointly and severally, represents and warrants as follows:

Section 2.1 Status of Company.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

Section 2.2 Ownership of Stock. Seller is the lawful owners of the Company Stock to be sold to Purchaser, which Stock shall be free and clear of all liens, encumbrances, restrictions and claims of every kind and character ("Encumbrances") as of the Closing Date. The delivery to Purchaser of the Company Stock pursuant to the provisions of this Agreement will transfer to Purchaser valid title thereto, free and clear of any and all Encumbrances.

Section 2.3 Authorization and Validity of Agreement. The Company and Seller have full power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform their obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and Seller and, assuming the due execution of this Agreement by Purchaser, is a valid and binding obligation of the Company and the Seller, enforceable against the Company and the Seller in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

    Section 2.4 Consents and Approvals; No Violations. The execution and delivery of this Agreement by the Company and Seller and the consummation by the Company and Seller of the sale of the Company Stock as contemplated herein and the other transactions contemplated hereby (a) will not violate the provisions of the Articles of Incorporation or Bylaws of the Company, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which the Seller, the Company or any Subsidiary (as hereinafter defined) is bound or by which any of their respective properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date, and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of the Seller, the Company or any Subsidiary under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which the Seller, the Company or any Subsidiary is a party, or by which they or any of their respective properties or assets may be bound.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PURCHASER

The Purchaser represents and warrants as follows:

Section 3.1 Authorization and Validity of Agreement. The Purchaser has full power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and, assuming the due execution of this Agreement by the Company and Seller, is a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

Section 3.2 Consents and Approvals; No Violations. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (a) will not violate any statute, rule, regulation, order or decree of any public body or authority by which any Purchaser is bound or by which any of its properties or assets are bound, (b) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority on or prior to the Closing Date (except compliance with federal securities laws) and (c) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of any Purchaser under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which Purchaser is a party, or by which it or any of its properties or assets may be bound.

ARTICLE IV
CERTAIN AGREEMENTS

Section 4.1 Lock-Up/Leak-Out Agreement. In connection with this Agreement, Seller agrees to enter into the lock-up/leak-out agreement, a form of which is attached hereto as Exhibit A (“Lock-Up/Leak-Out Agreement”), which restricts the sale, assignment, transfer, conveyance, or hypothecation of the Edgeline Shares on the terms set forth therein.

The Edgeline Shares to be issued to the Seller are free and clear of all liens, encumbrances, restrictions and claims of every kind, except for the Lock-Up/Leak-Out Agreement.

ARTICLE V
SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

Section 5.1 Survival of Representations. The representations and warranties set forth in this Agreement shall survive for one year after the Closing Date.

Section 5.2 Indemnities.

(a) The Seller hereby agrees to indemnify and hold harmless Purchaser and/or its Subsidiaries from and against any and all damages, claims, losses or expenses (including reasonable attorneys' fees and expenses) ("Damages") actually suffered or paid by Purchaser and/or its Subsidiaries as a result of the breach of any representation or warranty made by the Seller in this Agreement. To the extent that Seller's undertakings set forth in this Section 5.2(a) may be unenforceable, Seller shall contribute the maximum amount that they are permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder.

(b) Any party seeking indemnification under this Article V (an "Indemnified Party") shall give each party from whom indemnification is being sought (each, an "Indemnifying Party") notice of any matter for which such Indemnified Party is seeking indemnification, stating the amount of the Damages, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations of an Indemnifying Party under this Article V with respect to Damages arising from any claims of any third party which are subject to the indemnification provided for in this Article V (collectively, "Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive, after the Closing Date, initial notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within such time frame as is necessary to allow for a timely response and in any event within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such timely notice shall not release the Indemnifying Party from any of its obligations under this Article V except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within 30 days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party (upon advice of counsel) for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, at the expense of the Indemnifying Party, provided that the Indemnified Party and such counsel shall contest such Third Party Claims in good faith. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party's expense, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such Third Party Claim or (ii) settle or compromise any Third Party Claim in any manner that may adversely affect the Indemnified Party. Finally, no Third Party Claim which is being defended in good faith by the Indemnifying Party or which is being defended by the Indemnified Party as provided above in this Section 5.2(b) shall be settled by the Indemnified Party without the written consent of the Indemnifying Party.

ARTICLE VI
MISCELLANEOUS

Section 6.1 Expenses. The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

Section 6.2 Governing Law; Jurisdiction: Service of Process.

(a) The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Texas applicable to contracts made and to be performed entirely within the State of Texas.

(b) Any dispute arising under or in any way related to this Agreement shall be submitted to binding arbitration by the American Arbitration Association in accordance with the Association's commercial rules then in effect.  The arbitration shall be conducted in Harris County, Texas.  The arbitration shall be binding on the parties and the arbitration award may be confirmed by any court of competent jurisdiction. Each of the parties consents to the jurisdiction of the arbitration panel and such courts (and of the appropriate appellate courts) in any such action or proceeding to confirm an award rendered by the panel and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

Section 6.3 Captions. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

Section 6.4 Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed as follows:

If to the Purchaser at:                                              Edgeline Holdings, Inc.
            1330 Post Oak Blvd., Suite 1600
            Houston, Texas 77056

If to the Company at:                                              Intertech Bio Corporation
            1507 Canvasvack Trail
            Cedar Park, TX 78613

If to the Seller at:                                 the addresses set forth on the signature page below

or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopy or mailed.

Section 6.5 Parties in Interest. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 6.6 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

Section 6.7 Entire Agreement. This Agreement, including the Exhibits, Schedules and other documents referred to herein which form a part hereof, and the Confidentiality Agreement and Ancillary Documents contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter other than the Confidentiality Agreement.

Section 6.8 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

PURCHASER:                                                                                      COMPANY:

Edgeline Holdings, Inc.                                                                                      Intertech Bio Corporation

By: /s/ J. Leonard Ivins                                                       By: /s/ J. Leonard Ivins
Name: J. Leonard Ivins                                                       Name: J. Leonard Ivins
Title: Chief Executive Officer                                                                                             Title: Chief Executive Officer

SELLER:

J. Leonard Ivins

/s/ J. Leonard Ivins
J. Leonard Ivins

EXHIBIT A

LOCK-UP/LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT(the “Agreement”) is made and entered into as of the date set forth on the signature page below, between Edgeline Holdings, Inc., a Nevada corporation (the “Company”), and J. Leoneard Ivins(“Holder”).

WHEREAS, the Holder has received shares of the Company’s common stock, in the amount set forth on the signature page below (“Edgeline Shares”), pursuant to a stock purchase agreement dated March 14, 2008 (“Purchase Agreement”); and

WHEREAS, as consideration for entering into the Purchase Agreement, the Holder has agreed to enter into this Agreement and to restrict the sale, assignment, transfer, conveyance, or hypothecation of the Edgeline Shares, all on the terms set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Holder agrees that, for a period of eighteen months commencing on the date of the Purchase Agreement, he will not sell, pledge, hypothecate, transfer, assign or in any other manner dispose of the Edgeline Shares.  Thereafter, Holder may sell, pledge, hypothecate, transfer, assign or otherwise dispose of up to a maximum number of 5,000 shares of Edgeline Shares per day up to a maximum of 3% of Holders’ Edgeline Shares per 30-day period; provided that such sale, pledge, hypothecation, transfer, assignment or disposition does not exceed 7% of Holders’ Edgeline Shares per 90-day period for thirty-six (36) months from the date hereof.

2. The Holder agrees that it will not engage in any short selling of Edgeline Shares during the term of this Agreement.

3. Except as otherwise provided in this Agreement or any other agreements between the parties, the Holder shall be entitled to their respective beneficial rights of ownership of Edgeline Shares, including the right to vote the Edgeline Shares for any and all purposes.

4. The restrictions on the Edgeline Shares covered by this Agreement shall be appropriately adjusted should the Company undergo a forward split or a reverse split or otherwise reclassify its shares of Edgeline Shares.

5. The resale restrictions on the Edgeline Shares set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United Statesand state securities laws, rules and regulations.

6. If Holder who fails to fully adhere to the terms and conditions of this Agreement, he shall be liable to the Company for any damages suffered by reason of any such breach of the terms and conditions hereof.  The Holder agrees that in the event of a breach of any of the terms and conditions of this Agreement by the Holder, in addition to all other remedies that may be available in law or in equity to the Company, a preliminary and permanent injunction and an order of a court requiring the Holder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring the Holder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company may suffer as a result of any breach or continuation thereof.  In the event of default hereunder, the Company shall be entitled to recover reasonable attorney's fees incurred in the enforcement of this Agreement.

7. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.

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8. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

9. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts entered into and to be performed wholly within said State; and the Company and the Holder agree that any action based upon this Agreement may be brought in the United States and state courts of Harris County, Texas only, and each submits himself/herself/itself to the jurisdiction of such courts for all purposes hereunder.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of March 14, 2008.

COMPANY:

Edgeline Holdings, Inc.

By: /s/ J. Leonard Ivins
Name: J. Leonard Ivins
Title: Chief Executive Officer

HOLDER:

J. Leonard Ivins

/s/ J. Leonard Ivins

Number of Shares Subject
to this Agreement: 1,600,000

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